UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue			2244 Walnut Grove Avenue
(P.O. Box 976)			(P.O. Box 800)
Rosemead,	California	91770	Rosemead,	California	91770
(Address of principal executive offices)			(Address of principal executive offices)
(626) 302-2222			(626) 302-1212
(Registrant's telephone number, including area code)			(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Edison International:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE	LLC

Southern California Edison Company: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	Edison International	☐
Emerging growth company	Southern California Edison Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Edison International	☐
Southern California Edison Company	☐

Item  1.01Entry into Material Definitive Agreement

On May 4, 2022, Edison International entered into a Second Amendment (the “Edison Second Amendment”) to the Second Amended and Restated Credit Agreement, dated as of May 17, 2018 (as amended by the First Amendment, dated as of April 30, 2021, the “Edison Credit Agreement”), with each lender named therein, and JPMorgan Chase Bank, N.A., as administrative agent. The Edison Second Amendment extends the termination date of the Edison Credit Agreement from May 17, 2025 to May 17, 2026, leaving one additional one year extension option after giving effect to the Edison Second Amendment. The Edison Second Amendment also implements language consistent with U.S. syndicated loan market practice to use an adjusted forward-looking term rate based on the secured overnight financing rate (“SOFR”) as the benchmark rate, as a replacement for the London Interbank Offered Rate (“LIBOR”).

Also on May 4, 2022, Southern California Edison Company (“SCE”) entered into a Second Amendment (the “SCE Second Amendment” and, together with the Edison Second Amendment, the “Second Amendments”) to the Second Amended and Restated Credit Agreement, dated as of May 17, 2018 (as amended by the First Amendment, dated as of April 30, 2021, and as supplemented by the Commitment Increase Supplement, dated as of April 30, 2021, the “SCE Credit Agreement”), with each lender named therein, and JPMorgan Chase Bank, N.A., as administrative agent. The SCE Second Amendment extends the termination date of the SCE Credit Agreement from May 17, 2025 to May 17, 2026, leaving one additional one year extension option after giving effect to the SCE Second Amendment. The SCE Second Amendment also implements language consistent with U.S. syndicated loan market practice to use an adjusted forward-looking term rate based on SOFR as the benchmark rate, as a replacement for LIBOR.

Many of the lenders that are party to the Second Amendments or their affiliates have in the past performed, currently perform and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for Edison International and SCE and certain of their respective subsidiaries and affiliates, for which service they have in the past received, currently receive and may in the future receive, customary compensation and reimbursement of expenses.

The foregoing description is qualified in its entirety by reference to the full text of the Second Amendments, filed as Exhibit 10.1 and 10.2 hereto and incorporated by reference herein.

Item  9.01Financial Statements and Exhibits

(d)	Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit No.	Description

10.1

Second Amendment, dated as of May 4, 2022, to the Second Amended and Restated Credit Agreement, dated as of May 17, 2018, as amended by the First Amendment, dated as of April 30, 2021, by and among Edison International, the several banks and other financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.2

Second Amendment, dated as of May 4, 2022, to the Second Amended and Restated Credit Agreement, dated as of May 17, 2018, as amended by the First Amendment, dated as of April 30, 2021, and as supplemented by the Commitment Increase Supplement, dated as of April 30, 2021, by and among Southern California Edison Company, the several banks and other financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Kate Sturgess
Kate Sturgess
Vice President and Controller

Date: May 4, 2022

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Kate Sturgess
Kate Sturgess
Vice President and Controller

Date: May 4, 2022